Exhibit (e)(1)(iv)

AMENDED SCHEDULE I
UNDERWRITING AGREEMENT

   The following series and classes of shares are offered effective as of March 1, 2011:

Transamerica AEGON High Yield Bond	Class A
Class B
Class C
Class I
Class I2
Class P

Transamerica AQR Managed Futures Strategy	Class I2

Transamerica Asset Allocation – Conservative Portfolio	Class A
Class B
Class C
Class I
Class R

Transamerica Asset Allocation – Growth Portfolio	Class A
Class B
Class C
Class I
Class R

Transamerica Asset Allocation – Moderate Growth Portfolio	Class A
Class B
Class C
Class I
Class R

Transamerica Asset Allocation – Moderate Portfolio	Class A
Class B
Class C
Class I
Class R

Transamerica Balanced	Class A
Class B
Class C
Class I
Class I2
Class P

Transamerica BlackRock Global Allocation	Class I2

Transamerica BlackRock Large Cap Value	Class I2

Transamerica Clarion Global Real Estate Securities	Class I2

Transamerica Diversified Equity	Class A
Class B
Class C
Class I
Class I2
Class P

Transamerica Federated Market Opportunity	Class I2

Transamerica First Quadrant Global Macro	Class I2

Transamerica Flexible Income	Class A
Class B
Class C
Class I
Class I2

Transamerica Focus	Class A
Class B
Class C
Class I
Class P

Transamerica Goldman Sachs Commodity Strategy	Class I2

Transamerica Growth Opportunities	Class A
Class B
Class C
Class I
Class I2
Class P

Transamerica Hansberger International Value	Class I2

Transamerica Jennison Growth	Class I2

Transamerica JPMorgan Core Bond	Class I2

Transamerica JPMorgan International Bond	Class I2

Transamerica JPMorgan Long/Short Strategy	Class I2

Transamerica JPMorgan Mid Cap Value	Class I2

Transamerica Loomis Sayles Bond	Class I2

Transamerica MFS International Equity	Class I2

Transamerica Money Market	Class A
Class B

Class C
Class I
Class I2
Class P

Transamerica Morgan Stanley Emerging Markets Debt	Class I2

Transamerica Morgan Stanley Mid-Cap Growth	Class I2

Transamerica Morgan Stanley Small Company Growth	Class I2

Transamerica Multi-Manager Alternative Strategies Portfolio	Class A
Class C
Class I

Transamerica Multi-Manager International Portfolio	Class A
Class B
Class C
Class I

Transamerica Neuberger Berman International	Class I2

Transamerica Oppenheimer Developing Markets	Class I2

Transamerica Oppenheimer Small- & Mid-Cap Value	Class I2

Transamerica PIMCO Real Return TIPS	Class I2

Transamerica PIMCO Total Return	Class I2

Transamerica Schroders International Small Cap	Class I2

Transamerica Short-Term Bond	Class A
Class C
Class I
Class I2

Transamerica Small/Mid Cap Value	Class A
Class B
Class C
Class I
Class I2

Transamerica Third Avenue Value	Class I2

Transamerica Thornburg International Value	Class I2

Transamerica TS&W International Equity	Class A
Class C
Class I
Class I2

Transamerica UBS Large Cap Value	Class I2

Transamerica WMC Diversified Growth	Class A
Class B
Class C
Class I
Class I2
Class P
Class T

Transamerica WMC Emerging Markets	Class I2

Transamerica WMC Quality Value	Class A
Class C
Class I
Class I2